SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): June 11, 1998


                         LIBERTY PROPERTY TRUST
                 LIBERTY PROPERTY LIMITED PARTNERSHIP
                 ------------------------------------
(Exact names of registrants as specified in their governing respective documents)


       MARYLAND                     1-13130             23-7768996
     PENNSYLVANIA                   1-13132             23-2766549
---------------------------      -------------     -------------------
State or other jurisdiction      (Commission       (I.R.S. Employer
 of incorporation)                File Number)     Identification No.)


65 VALLEY STREAM PARKWAY, SUITE 100
MALVERN, PENNSYLVANIA                                         19355
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)


Registrants' telephone number, including area code:   (610) 648-1700

ITEM 5:  OTHER EVENTS
---------------------

Liberty Property Limited Partnership is a Pennsylvania limited partnership (the "Operating Partnership"). Liberty Property Trust, a Maryland real estate investment trust (the "Trust"), owns an approximate 92.40% interest in the Operating Partnership (as of March 31, 1998) (the Trust and the Operating Partnership are collectively referred to as the "Company").

On June 3, 1998, the Company acquired title to an industrial property, comprising 164,000 leaseable square feet, located in Plymouth, Minnesota, ("2800 Northwest Boulevard"). The Company's Total Investment (as defined below) in this property is anticipated to be approximately $12.6 million. The "Total Investment" for a property is defined as the property's purchase price plus closing costs and management's estimate, as determined at the time of acquisition, of the cost of necessary building improvements in the case of acquisitions, or land costs and land and building improvement costs in the case of development projects, and where appropriate, other development costs and carrying costs required to reach rent commencement.

Pursuant to Rule 3-14 of Regulation S-X, audited historical financial information concerning 2800 Northwest Boulevard is provided in Item 7 of this Current Report on Form 8-K. Additionally, certain pro forma information is provided in Item 7.

Factors considered by the Company in determining the price to be paid for 2800 Northwest Boulevard, included the historical and expected cash flow, the nature of tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and real estate taxes on the property and anticipated changes therein under Company ownership, physical condition and location of the property, the anticipated effect to the Company's financial results (particularly funds from operations), the ability to sustain and potentially increase its distributions to Company shareholders, and other factors. The Company took into consideration the capitalization rates at which it believed other comparable buildings were recently sold, but determined the price it was willing to pay primarily on factors discussed above relating to the property itself and its fit into the Company's operations. The Company, after investigation of the property, is not aware of any material fact, other than those enumerated above, that would cause the financial information reported not to be necessarily indicative of future operating results.



-------------------------------
The statements contained in this filing may include forward-looking statements within the meaning of the federal securities law. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and re-leasing activities. Additional information on factors which could impact the Company and the forward-looking statements contained herein are detailed in the Company's filings with the Securities and Exchange Commission.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------
                                                                   PAGE
                                                                   ----
(a)  Financial Statements of Real Estate Operations
     Acquired

          Statement of Operating Revenues and Certain
          Operating Expenses for 2800 Northwest Boulevard

             Report of Independent Auditors........................   4

             Statement of Operating Revenues and Certain
              Operating Expenses for 2800 Northwest Boulevard
              for the three months ended March 31, 1998 (unaudited)
              and for the year ended December 31, 1997.............   5

             Notes to the Statement of Operating Revenues and
              Certain Operating Expenses for 2800 Northwest Boulevard for the three months ended March 31, 1998 (unaudited)
              and for the year ended December 31, 1997.............   6

(b)   Pro Forma Financial Information (unaudited)
       Liberty Property Trust......................................   8

             Pro Forma Condensed Consolidated Balance Sheet as of
              March 31, 1998.......................................   9
             Pro Forma Consolidated Statement of Operations for the
              three months ended March 31, 1998....................   10
             Notes to Pro Forma Condensed Consolidated Financial
              Statements as of and for the three months ended
              March 31, 1998.......................................   11
             Pro Forma Consolidated Statement of Operations for
              the year ended December 31, 1997.....................   12
             Notes to Pro Forma Consolidated Financial Statement
              for the year ended December 31, 1997.................   13

       Liberty Property Limited Partnership.........................  14

             Pro Forma Condensed Consolidated Balance Sheet as of
              March 31, 1998.......................................   15
             Pro Forma Consolidated Statement of Operations for the
              three months ended March 31, 1998....................   16
             Notes to Pro Forma Condensed Consolidated Financial
              Statements as of and for the three months ended
              March 31, 1998.......................................   17
             Pro Forma Consolidated Statement of Operations for
              the year ended December 31, 1997.....................   18
             Notes to Pro Forma Consolidated Financial Statement
              for the year ended December 31, 1997.................   19

Signatures.........................................................   20

(c)   Exhibits

         23    Consent of Fegley & Associates......................   21

REPORT OF INDEPENDENT AUDITORS


To The Board of Trustees and Shareholders
Liberty Property Trust


We have audited the accompanying Statement of Operating Revenues and Certain Operating Expenses of 2800 Northwest Boulevard, as defined in
Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of the management of 2800 Northwest Boulevard. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Operating Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership) and, as described in Note 1, is not intended to be a complete presentation of 2800 Northwest Boulevard's revenues and expenses.

In our opinion, the Statement of Operating Revenues and Certain
Operating Expenses referred to above presents fairly, in all material respects, the Operating Revenues and Certain Operating Expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                /s/ FEGLEY & ASSOCIATES
Plymouth Meeting, Pennsylvania                  FEGLEY & ASSOCIATES
June 11, 1998

    STATEMENT OF OPERATING REVENUES AND CERTAIN OPERATING EXPENSES
           FOR 2800 NORTHWEST BOULEVARD FOR THE THREE MONTHS
  ENDED MARCH 31, 1998 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1997
                            (IN THOUSANDS)


                                          THREE MONTHS       YEAR ENDED
                                         ENDED MARCH 31,    DECEMBER 31,
                                              1998              1997
                                         ---------------    ------------

Operating revenues:

 Rental                                      $ 261            $  1,046

 Operating expense reimbursement                33                 132
                                             ------           --------

 Total operating revenues                      294               1,178
                                             ------           --------

Certain operating expenses:

  Rental property expenses                      15                  61

  Real estate taxes                             21                  85
                                             ------           --------

  Total certain operating expenses              36                 146
                                             ------           --------

Operating revenues in excess of certain
   operating expenses                        $ 258            $  1,032
                                             ======           ========

The accompanying notes are an integral part of this statement.

           NOTES TO THE STATEMENT OF OPERATING REVENUES AND
       CERTAIN OPERATING EXPENSES FOR 2800 NORTHWEST BOULEVARD
         FOR THE THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
               AND FOR THE YEAR ENDED DECEMBER 31, 1997

1.  Summary of Significant Accounting Policies
----------------------------------------------

The Statement of Operating Revenues and Certain Operating Expenses (see "Basis of Presentation" below) includes the operations of 2800 Northwest Boulevard. Liberty Property Trust (the "Company") owns an approximate 92.40% partners' interest in the Operating Partnership (as of March 31,
1998) (the Trust and the Operating Partnership are collectively referred to as the "Company").

PROPERTY NAME               LOCATION                DESCRIPTION
--------------------------  --------------------    --------------------
2800 Northwest Boulevard    Plymouth, Minnesota     Industrial flex
                                                     building
                                                    164,122 square feet

USE OF ESTIMATES
----------------

Generally accepted accounting principles required management to make estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported revenues and expenses.

BASIS OF PRESENTATION
---------------------

The Statement of Operating Revenues and Certain Operating Expenses is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, depreciation, interest and income taxes are not presented. The Company is not aware of any factors relating to 2800 Northwest Boulevard that would cause the reported financial information not to be indicative of future operating results. General company overhead has not been allocated to 2800 Northwest Boulevard.

2800 Northwest Boulevard consists of commercial industrial flex space leased to tenants under leases with varying terms. Tenant renewal options are available.

REVENUE RECOGNITION
-------------------

Base rental income attributable to leases is recorded on a straight-line basis over the applicable lease term. The leases also typically provide for tenant reimbursement of common area maintenance and other operating expenses which are included in the accompanying Statement of Operating Revenue and Certain Operating Expenses as operating expense reimbursements.

2.   MINIMUM FUTURE RENTALS
---------------------------

Future minimum rental payments due from tenants of 2800 Northwest
Boulevard under non-cancellable operating leases as of December 31, 1997 are as follows (in thousands):

                1998                         $ 1,341
                1999                           1,360
                2000                           1,333
                2001                           1,340
                2002                             876
                Thereafter                     4,377
                                             --------
                Total                        $10,627
                                             ========

                    LIBERTY PROPERTY TRUST

         PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of March 31, 1998 reflects the incremental effect of 2800 Northwest Boulevard described in Item 5 as if the acquisition had occurred on March 31, 1998. The accompanying unaudited, pro forma consolidated statements of operations for the three months ended March 31, 1998 and the year ended December 31, 1997 reflect the incremental effect of 2800 Northwest Boulevard, as if such acquisition had occurred on January 1, 1997. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and its Annual Report on Form 10-K for the year ended December 31, 1997. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of 2800 Northwest Boulevard.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of 2800 Northwest Boulevard had been in effect on the dates indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                         LIBERTY PROPERTY TRUST

             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        AS OF MARCH 31, 1998
                      (UNAUDITED, IN THOUSANDS)

                                                                     LIBERTY
                                                     2800            PROPERTY
                                   HISTORICAL     NORTHWEST           TRUST
                                      <F1>        BOULEVARD        CONSOLIDATED
                                   ----------   --------------     ------------
ASSETS:
Investment in real estate, net     $2,286,903   $  12,570   <F2>   $2,299,473
Cash and cash equivalents              37,119           -              37,119
Deferred financing and
 leasing costs, net                    31,865           -              31,865
Other assets                           50,877           -              50,877
                                   ----------   -----------        -----------

   Total assets                    $2,406,764   $  12,570          $2,419,334
                                   ==========   ===========        ===========

LIABILITIES:
Mortgage loans                     $  376,701   $       -          $  376,701
Unsecured notes                       525,000           -             525,000
Credit facility                       148,000      12,570   <F3>      160,570
Convertible debentures                109,253           -             109,253
Other liabilities                     103,113           -             103,113
                                   ----------   -----------        -----------

   Total liabilities                1,262,067      12,570           1,274,637
                                   ----------   -----------        -----------

MINORITY INTEREST                      86,997           -              86,997

SHAREHOLDERS' EQUITY:
Series A preferred shares             120,814           -             120,814
Common shares                              57           -                  57
Additional paid-in capital            950,829           -             950,829
Unearned compensation                    (879)          -                (879)
Dividends in excess of net income     (13,121)          -             (13,121)
                                   ----------   -----------        -----------

     Total shareholders' equity     1,057,700           -           1,057,700
                                   ----------   -----------        -----------

     Total liabilities and
      shareholders' equity         $2,406,764   $  12,570          $2,419,334
                                   ==========   ===========        ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.

                             LIBERTY PROPERTY TRUST

                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE THREE MONTHS ENDED MARCH 31, 1998
              (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                            2800                           LIBERTY
                                          NORTHWEST       PRO              PROPERTY
                           HISTORICAL     BOULEVARD      FORMA              TRUST
                              <F1>         <F4>        ADJUSTMENTS        CONSOLIDATED
                           ----------   -------------  ------------       ------------
REVENUE
Rental                     $   61,015   $    261                           $ 61,276
Operating expense reim-
 bursement                     20,250         33                             20,283
Management fees                   147          -                                147
Interest and other              1,207          -                              1,207
                           ----------   ---------                        -----------
Total revenue                  82,619        294                             82,913
                           ----------   ---------                        -----------

OPERATING EXPENSES
Rental property expenses       14,916         15                             14,931
Real estate taxes               7,019         21                              7,040
General and administrative      3,350          -                              3,350
Depreciation and amorti-
 zation                        14,219          -        $    79  <F5>        14,298
                           ----------   ---------      ---------         -----------

Total operating expenses       39,504         36             79              39,619
                           ----------   ---------      ---------         -----------

Operating income               43,115        258            (79)             43,294

Interest expense               16,566          -            213  <F6>        16,779
                           ----------   ---------      ---------         -----------
Income (loss) before
 minority interest             26,549        258           (292)             26,515

Minority interest               1,809         19            (22) <F7>         1,806
                           ----------   ---------      ---------         -----------

Net income (loss)              24,740        239           (270)             24,709  <F8>

Preferred dividend              2,750          -             -                2,750
                           ----------   ---------      ---------         -----------
Income available to
  common shareholders      $   21,990   $    239       $   (270)         $   21,959
                           ==========   =========      ==========        ===========
Income per common
 share - basic             $     0.40                                    $     0.40
                           ==========                                    ===========
Income per common
 share - diluted           $     0.40                                    $     0.39
                           ==========                                    ==========

Weighted average number
 of common shares out-
 standing - basic              55,279                                        55,279
                           ==========                                    ===========
Weighted average number
 of common shares out-
 standing - diluted            55,667                                        55,667
                           ==========                                    ===========

The accompanying notes are an integral part of this unaudited, pro forma consolidated financial statement.

                            LIBERTY PROPERTY TRUST

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 1998
                        (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company as of
March 31, 1998 and for the three months ended March 31, 1998.

<F2>  Reflects the Total Investment in 2800 Northwest Boulevard.

<F3>  Reflects the use of $12,570 from the credit facility to finance the Total Investment in 2800 Northwest Boulevard.

<F4>  Reflects incremental addition of revenues and certain expenses of
2800 Northwest Boulevard in order to reflect a full three months of operations for the acquisition.

<F5>  Reflects incremental depreciation of 2800 Northwest Boulevard based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $12,570 on the credit facility to fund the purchase of 2800 Northwest Boulevard.

<F7>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 7.60%.

<F8>  The Company's pro forma taxable income for the three months ended
March 31, 1998 is approximately $24,333 which has been calculated as pro forma income from operations of approximately $24,709 plus GAAP depreciation and amortization of $14,298 less tax basis depreciation and amortization and other tax differences of approximately $14,774.

                          LIBERTY PROPERTY TRUST
               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1997
            (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                            2800                           LIBERTY
                                          NORTHWEST       PRO              PROPERTY
                           HISTORICAL     BOULEVARD      FORMA              TRUST
                              <F1>         <F2>        ADJUSTMENTS        CONSOLIDATED
                           ----------   -------------  ------------       ------------
REVENUE
Rental                     $  169,859   $   1,046                          $170,905
Operating expense reim-
 bursement                     55,502         132                            55,634
Management fees                   673          -                                673
Interest and other              6,483          -                              6,483
                           ----------   ---------                        -----------
Total revenue                 232,517       1,178                           233,695
                           ----------   ---------                        -----------

OPERATING EXPENSES
Rental property expenses       43,118          61                            43,179
Real estate taxes              17,961          85                            18,046
General and administrative     10,650           -                            10,650
Depreciation and amorti-
 zation                        40,752           -       $   314  <F3>        41,066
                           ----------   ---------      ---------         -----------

Total operating expenses      112,481         146           314             112,941
                           ----------   ---------      ---------         -----------

Operating income              120,036       1,032          (314)            120,754

Premium on debenture
 conversion                        98           -             -                  98

Interest expense               53,888           -           854  <F4>        54,742
                           ----------   ---------      ---------         -----------
Income (loss) before
 minority interest             66,050       1,032        (1,168)             65,914

Minority interest               5,606          93          (106) <F5>         5,593
                           ----------   ---------      ---------         -----------

Net income (loss)              60,444         939        (1,062)             60,321  <F6>

Preferred dividend              4,247           -            -                4,247
                           ----------   ---------      ---------         -----------
Income available to
  common shareholders      $   56,197   $     939      $ (1,062)         $   56,074
                           ==========   =========      ==========        ===========
Income per common
 share - basic             $     1.39                                    $     1.38
                           ==========                                    ===========
Income per common
 share - diluted           $     1.38                                    $     1.37
                           ==========                                    ==========

Weighted average number
 of common shares out-
 standing - basic              40,493                                        40,493
                           ==========                                    ===========
Weighted average number
 of common shares out-
 standing - diluted            40,806                                        40,806
                           ==========                                    ===========

The accompanying notes are an integral part of this unaudited, pro forma consolidated financial statement.

                      LIBERTY PROPERTY TRUST

         NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
                   FOR YEAR ENDED DECEMBER 31, 1997
                  (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company for the year ended December 31, 1997.

<F2>  Reflects incremental addition of revenues and certain expenses of
2800 Northwest Boulevard in order to reflect a full year of operations for the acquisition.

<F3>  Reflects incremental depreciation of 2800 Northwest Boulevard based on asset lives of 40 years.

<F4>  Reflects an incremental increase in interest expense from the assumed borrowings of $12,570 on the credit facility to fund the purchase of 2800 Northwest Boulevard.

<F5>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 9.07%.

<F6>  The Company's pro forma taxable income for the year ended December
31, 1997 is approximately $46,959 which has been calculated as pro forma income from operations of approximately $60,321 plus GAAP depreciation and amortization of $41,066 less tax basis depreciation and amortization and other tax differences of approximately $54,428.

                 LIBERTY PROPERTY LIMITED PARTNERSHIP

              PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of March 31, 1998 reflects the incremental effect of 2800 Northwest Boulevard described in Item 5 as if the acquisition had occurred on March 31, 1998. The accompanying unaudited, pro forma consolidated statements of operations for the three months ended March 31, 1998 and the year ended December 31, 1997 reflect the incremental effect of 2800 Northwest Boulevard, as if such acquisition had occurred on January 1, 1997. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and its Annual Report on Form 10-K for the year ended December 31, 1997. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of 2800 Northwest Boulevard.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of 2800 Northwest Boulevard had been in effect on the dates indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                 LIBERTY PROPERTY LIMITED PARTNERSHIP

             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                          AS OF MARCH 31, 1998
                       (UNAUDITED, IN THOUSANDS)

                                                                    LIBERTY
                                                                    PROPERTY
                                                     2800            LIMITED
                                   HISTORICAL      NORTHWEST      PARTNERSHIP
                                      <F1>         BOULEVARD      CONSOLIDATED
                                   ----------   --------------    ------------
ASSETS:
Investment in real estate, net     $2,286,903   $  12,570   <F2>   $2,299,473
Cash and cash equivalents              37,119           -              37,119
Deferred financing and
 leasing costs, net                    31,865           -              31,865
Other assets                           50,877           -              50,877
                                   ----------   -----------       -----------

   Total assets                    $2,406,764   $  12,570          $2,419,334
                                   ==========   ===========       ===========

LIABILITIES:
Mortgage loans                     $  376,701   $       -          $  376,701
Unsecured notes                       525,000           -             525,000
Credit facility                       148,000      12,570   <F3>      160,570
Convertible debentures                109,253           -             109,253
Other liabilities                     103,113           -             103,113
                                   ----------   -----------       -----------

   Total liabilities                1,262,067      12,570           1,274,637
                                   ----------   -----------       -----------

OWNERS' EQUITY:
General partner's equity            1,057,700           -           1,057,700
Limited partners' equity               86,997           -              86,997
                                   ----------   -----------       -----------

     Total owners' equity           1,144,697           -           1,144,697
                                   ----------   -----------       -----------

     Total liabilities and
      owners' equity               $2,406,764   $  12,570          $2,419,334
                                   ==========   ===========       ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.

                          LIBERTY PROPERTY LIMITED PARTNERSHIP

                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE THREE MONTHS ENDED MARCH 31, 1998
                              (UNAUDITED AND IN THOUSANDS)

                                                                          LIBERTY
                                           2800                           PROPERTY
                                         NORTHWEST        PRO              LIMITED
                           HISTORICAL    BOULEVARD       FORMA           PARTNERSHIP
                              <F1>         <F4>       ADJUSTMENTS        CONSOLIDATED
                           ----------  -------------  ------------       ------------
REVENUE
Rental                     $   61,015   $    261                          $   61,276
Operating expense reim-
 bursement                     20,250         33                              20,283
Management fees                   147          -                                 147
Interest and other              1,207          -                               1,207
                           ----------   ---------                        ------------
Total revenue                  82,619        294                              82,913
                           ----------   ---------                        ------------

OPERATING EXPENSES
Rental property expenses       14,916         15                              14,931
Real estate taxes               7,019         21                               7,040
General and administrative      3,350          -                               3,350
Depreciation and amorti-
 zation                        14,219          -      $     79    <F5>        14,298
                           ----------   ---------     ----------         ------------

Total operating expenses       39,504         36            79                39,619
                           ----------   ---------     ----------         ------------

Operating income               43,115        258           (79)               43,294

Interest expense               16,566          -           213    <F6>        16,779
                           ----------   ---------     ----------         ------------

Net income (loss)          $   26,549   $    258      $   (292)          $    26,515
                           ==========   =========     ==========         ============

Net income (loss)
 allocated to general
 partner                   $   24,740   $    239      $   (270)          $    24,709

Net income (loss)
 allocated to limited
 partners                       1,809         19           (22)   <F7>         1,806
                           ==========   =========     ==========         ============

The accompanying notes are an integral part of this unaudited, pro forma consolidated financial statement.

                      LIBERTY PROPERTY LIMITED PARTNERSHIP

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 1998
                       (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company as of
March 31, 1998 and for the three months ended March 31, 1998.

<F2>  Reflects the Total Investment in 2800 Northwest Boulevard.

<F3>  Reflects the use of $12,570 from the credit facility to finance the Total Investment in 2800 Northwest Boulevard.

<F4>  Reflects the incremental addition of revenues and certain expenses of 2800 Northwest Boulevard in order to reflect a full three months of operations for the acquisition.

<F5>  Reflects incremental depreciation of 2800 Northwest Boulevard based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $12,570 on the credit facility to fund the purchase of 2800 Northwest Boulevard.

<F7>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners based upon pro forma ownership in the Operating Partnership of approximately 7.60%.

                          LIBERTY PROPERTY LIMITED PARTNERSHIP

                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           FOR THE YEAR ENDED DECEMBER 31, 1997
                              (UNAUDITED AND IN THOUSANDS)

                                                                          LIBERTY
                                           2800                           PROPERTY
                                         NORTHWEST        PRO              LIMITED
                           HISTORICAL    BOULEVARD       FORMA           PARTNERSHIP
                              <F1>         <F2>       ADJUSTMENTS        CONSOLIDATED
                           ----------  -------------  ------------       ------------
REVENUE
Rental                     $  169,859   $  1,046                          $  170,905
Operating expense reim-
 bursement                     55,502        132                              55,634
Management fees                   673          -                                 673
Interest and other              6,483          -                               6,483
                           ----------   ---------                        ------------
Total revenue                 232,517      1,178                             233,695
                           ----------   ---------                        ------------

OPERATING EXPENSES
Rental property expenses       43,118         61                              43,179
Real estate taxes              17,961         85                              18,046
General and administrative     10,650          -                              10,650
Depreciation and amorti-
 zation                        40,752          -      $    314    <F3>        41,066
                           ----------   ---------     ----------         ------------

Total operating expenses      112,481        146           314               112,941
                           ----------   ---------     ----------         ------------

Operating income              120,036      1,032          (314)              120,754

Premium on debenture
  conversion                       98          -              -                   98

Interest expense               53,888          -           854    <F4>        54,742
                           ----------   ---------     ----------         ------------

Net income (loss)          $   66,050   $  1,032      $ (1,168)          $    65,914
                           ==========   =========     ==========         ============

Net income (loss)
 allocated to general
 partner                   $   60,444   $    939      $ (1,062)          $    60,321

Net income (loss)
 allocated to limited
 partners                       5,606         93          (106)   <F5>         5,593
                           ==========   =========     ==========         ============

The accompanying notes are an integral part of this unaudited, pro forma consolidated financial statement.

                    LIBERTY PROPERTY LIMITED PARTNERSHIP

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                       (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company for the year ended December 31, 1997.

<F2>  Reflects the incremental addition of revenues and certain expenses of 2800 Northwest Boulevard in order to reflect a full year of operations for the acquisition.

<F3>  Reflects incremental depreciation of 2800 Northwest Boulevard based on asset lives of 40 years.

<F4>  Reflects an incremental increase in interest expense from the assumed borrowings of $12,570 on the credit facility to fund the purchase of 2800 Northwest Boulevard.

<F5>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners based upon pro forma ownership in the Operating Partnership of approximately 9.07%.

                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LIBERTY PROPERTY TRUST



Dated:  June 11, 1998           BY:  /s/ WILLARD G. ROUSE III
                                ----------------------------------------
                                NAME:   Willard G. Rouse III
                                TITLE:  Chief Executive Officer


                                LIBERTY PROPERTY LIMITED PARTNERSHIP
                                BY:  LIBERTY PROPERTY TRUST,
                                     SOLE GENERAL PARTNER


Dated:  June 11, 1998           BY: /s/ WILLARD G. ROUSE III
                                ----------------------------------------
                                NAME:   Willard G. Rouse III
                                TITLE:  Chief Executive Officer

                                                             EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference in the Registration Statement (Form S-3 No. 333-43267) and related Prospectus of Liberty Property Trust and Liberty Property Limited Partnership, to the incorporation by reference in the Registration Statement (Form S-3 No. 333-53297) and related Prospectus of Liberty Property Trust, to the incorporation by reference in the Registration Statement (Form S-3 No. 33-94782) and related Prospectus of Liberty Property Trust and Liberty Property Limited Partnership, to the incorporation by reference in the Registration Statement (Form S-3 No. 333-14139) and related Prospectus of Liberty Property Trust, to the incorporation by reference in the Registration Statement (Form S-8 No. 33-94036) and related Prospectus of Liberty Property Trust, to the incorporation by reference in the Registration Statement (Form S-8 No. 333-44149) and related Prospectus of Liberty Property Trust of our report dated June 11, 1998, with respect to the Statement of Operating Revenues and Certain Operating Expenses for 2800 Northwest Boulevard, included in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership dated June 11, 1998, filed with the Securities and Exchange Commission.



                                                 /s/ FEGLEY & ASSOCIATES
                                                 Fegley & Associates
                                                 Plymouth Meeting, PA
                                                 June 11, 1998